EXHIBIT 10.3

MOSSIMO, INC.

2005 STOCK OPTION PLAN

1.               Purpose of Plan.  The purpose of the Mossimo, Inc. 2005 Stock Option Plan is to attract and retain the best available personnel for positions of substantial responsibility, to provide additional incentive to Directors, Employees and Consultants of Mossimo, Inc., and to promote the success of its business. Options granted under the Plan may be Incentive Stock Options or Nonstatutory Stock Options, as determined by the Administrator at the time of grant of an Option and subject to the applicable provisions of Section 422 of the Code and the regulations promulgated thereunder.

2.               Definitions.  As used herein, the following definitions shall apply:

(a)                        “Administrator” means the Board or its Committee appointed pursuant to Section 4 of the Plan.

(b)                       “Board” means the Board of Directors of Mossimo, Inc.

(c)                        “Code” means the Internal Revenue Code of 1986, as amended.

(d)                       “Committee” means the Committee appointed by the Board in accordance with Section 4 of the Plan.

(e)                        “Common Stock” means the common stock, $.001 par value, of the Company.

(f)                          “Company” means Mossimo, Inc., a Delaware corporation.

(g)                       “Consultant” means any person who is engaged by Company to render consulting or advisory services and is compensated for such services.

(h)                       “Continuous Status as a Director, Employee or Consultant” means that the director, employment or consulting relationship with Company is not interrupted or terminated. Continuous Status as a Director, Employee or Consultant shall not be considered interrupted in the case of (i) any leave of absence approved by Company or (ii) transfers between locations of Company or transfers to any subsidiary of Company, or between a subsidiary and Company or any successor. A leave of absence shall include sick leave or any other personal leave approved by an authorized representative of Company. For purposes of Incentive Stock Options, no such leave may exceed 90 days, unless reemployment upon expiration of such leave is guaranteed by statute or contract, including policies of Company. If reemployment upon expiration of a leave of absence approved by Company is not so guaranteed, on the day which is three months after the 91st day of such leave any Incentive Stock Option held by the Optionee shall cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option.

(i)                           “Director” means a member of the Board of Directors of Company.

(j)                           “Employee” means any person, including an Officer or Director, employed by Company. The payment of a director’s fee by Company shall not be sufficient to constitute “employment.”

(k)                        “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(l)                           “Fair Market Value” means, as of any date, the value of the Common Stock determined as follows:

(i)                     If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the Nasdaq National Market of the National Association of Securities Dealers, Inc. Automated Quotation (“Nasdaq “) System, its Fair Market Value shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system for the last market trading day prior to the time of determination and reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)                  If the Common Stock is quoted on the Nasdaq System (but not on the Nasdaq National Market thereof) or regularly quoted by a recognized securities dealer but selling prices are not reported, its Fair Market Value shall be the mean between the high bid and low asked prices for the Common Stock on the last market trading day prior to the day of determination; or

(iii)               In the absence of an established market for the Common Stock, the Fair Market Value thereof shall be determined in good faith by the Administrator.

(m)                     “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(n)                       “Nonstatutory Stock” Option” means an option not intended to qualify as an Incentive Stock Option.

(o)                       “Notice of Grant” means the notice of stock option grant to be given to each of the Optionees.

(p)                       “Officer” means a person who is an officer of Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(q)                       “Option” means a stock option granted pursuant to the Plan.

(r)                          “Optionee” means a Director, Employee or Consultant who receives an Option.

(s)                        “Plan” means the Mossimo, Inc. 2005 Stock Option Plan.

(t)                          “Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor thereto.

(u)                       “Section 16(b)” means Section 16(b) of the Exchange Act.

(v)                       “Share” means each of the shares of Common Stock subject to an Option, as adjusted in accordance with Section 11 below.

3.               Stock Subject to Plan.  Subject to the provisions of Section 11 of the Plan, the maximum number of shares of Common Stock that may be issued under this Plan is 1,500,000 unless amended by the Board or the shareholders of Company.

If an Option expires or becomes unexercisable without having been exercised in full, or is surrendered pursuant to an option exchange pursuant to Section 4(c)(vi) or otherwise, the unpurchased Shares which were subject thereto shall become available for future grant or sale under the Plan (unless the Plan has terminated). However, Shares that have actually been issued under the Plan upon exercise of an Option shall not be returned to the Plan and shall not become available for future distribution under the Plan.

4.               Administration of the Plan.

(a)                        Administration by Board or Committee of Board.  The Plan shall be administered as follows:

(i)                     Administration With Respect to Directors and Officers.  With respect to grants of Options to Directors or Employees who are also Officers or Directors, the Plan shall be administered by a Committee designated by the Board to Administer the Plan, which Committee shall be constituted to comply with any applicable laws, including the rules under Rule 16b-3 relating to the disinterested administration of employee benefit plans under which Section 16(b) exempt discretionary grants and awards of equity securities are to be made and solely of “outside directors” (within the meaning of Treas. Reg. 1.162-27(e)(3)) or such other persons as may be permitted from time to time under Section 162(m) of the Code and the Treasury Regulations promulgated thereunder.

(ii)                  Administration With Respect to Other Employees and Consultants.  With respect to grants of Options to Employees or Consultants who are neither Directors nor Officers, the Plan shall be administered by (A) the Board or (B) a Committee designated by the Board, which committee shall be constituted in such a manner as to satisfy the legal requirements relating to the administration of stock option plans, if any, of United States securities laws, of Delaware corporate and securities laws, of the Code, and of any applicable stock exchange (the “Applicable Laws”). Once appointed, such Committee shall continue to serve in its designated capacity until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereof, remove members (with or without cause) and appoint new members in substitution therefore, fill vacancies, however caused, and remove all members of the Committee and thereafter directly administer the Plan, all to the extent permitted by the Applicable Laws.

(b)                       Powers of the Administrator.  Subject to the provisions of the Plan and, in the case of the Committee, the specific duties delegated by the Board to such Committee, and subject to the approval of any relevant authorities, including the approval, if required, of any stock exchange upon which the Common Stock is listed, the Administrator shall have the authority in its discretion:

(i)                          to determine the Fair Market Value of the Common Stock in accordance with Section 2(1) of the Plan;

(ii)                       to select the Directors, Consultants and Employees to whom Options may from time to time be granted hereunder;

(iii)                    to determine whether and to what extent Options are granted hereunder;

(iv)                   to determine the number of Shares to be covered by each such award granted hereunder;

(v)                      to approve forms of agreement for use under the Plan;

(vi)                   to construe and interpret the terms of the Plan and awards granted pursuant to the Plan.

(c)                        Effect of Administrator’s Decision.  All decisions, determinations and interpretations of the Administrator shall be final and binding on all Optionees and any other holders of any Options.

5.               Eligibility.

(a)                        Nonstatutory Stock Options may be granted to Directors, Employees and Consultants. Incentive Stock Options may be granted only to Employees. A Director, Employee or Consultant who has been granted an Option may, if otherwise eligible, be granted additional Options.

(b)                       Each Option shall be designated in the written option agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Optionee during any calendar year (under all plans of Company) exceeds $100,000, such Options shall be treated as Nonstatutory Stock Options. For purposes of this Section 5(b), Incentive Stock Options shall be taken into account in the order in which they were granted. The Fair Market Value of the Shares shall be determined as of the time the Option with respect to such Shares is granted.

(c)                        Neither the Plan nor any Option shall confer upon any Optionee any right with respect to continuation of his or her employment or consulting relationship with Company, nor shall it interfere in any way with his or her right or Company’s right to terminate his or her employment or consulting relationship at any time, with or without cause.

6.               Term of Plan.

(a)                        The Plan shall become effective upon the earlier to occur of its adoption by the Board or its approval by the shareholders of Company, as described in Section 17 of the Plan. It shall continue in effect for a term of ten years unless sooner terminated under Section 13 of the Plan.

7.               Term of Option.

(a)                        The term of each Option shall be the term stated in the Option Agreement; provided, however, that the term shall be no more than ten years from the date of grant thereof. In the case of an Incentive Stock Option granted to an Optionee who, at the time the Option is granted, owns stock representing more than ten percent of the voting power of all classes of stock of Company, the term of the Option shall be five years from the date of grant thereof or such shorter term as may be provided in the Option Agreement.

8.               Option Exercise Price and Consideration.

(a)                        The per share exercise price for the Shares to be issued upon exercise of any Option shall be such price as is determined by the Administrator, but shall be subject to the following:

(i)                          In the case of an Incentive Stock Option

(A)                      granted to an Employee who, at the time of grant of such Option, owns stock representing more than ten percent of the voting power of all classes of stock of Company, the per Share exercise price shall be no less than 110 percent of the Fair Market Value per Share on the date of grant.

(B)                        granted to any other Employee, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(ii)                       In the case of a Nonstatutory Stock Option granted to any person, the per Share exercise price shall be no less than 100 percent of the Fair Market Value per Share on the date of grant.

(b)                       The consideration to be paid for the Shares to be issued upon exercise of an Option, including the method of payment, shall be determined by the Administrator (and, in the case of an Incentive Stock Option, shall be determined at the time of grant). Such consideration may consist of (i) cash, (ii) check or (iii) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Administrator may allow the Optionee to elect to pay the exercise price through either of the following procedures:

(i)                          A special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. In making its determination as to the type of consideration to accept, the Administrator shall consider if acceptance of such consideration may be reasonably expected to benefit Company Optionee shall also deliver a properly executed exercise notice together with such other documentation as the Administrator and a broker, if applicable, shall require to effect an exercise of the Option. Notwithstanding the above, Company shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if Company’s legal counsel advises Company that the procedure may violate any applicable law, regulation or regulatory guidance.

(ii)                       The surrender to Company of shares of Company’s common stock which have already been owned by the Optionee for more than six months. The shares of Company’s common stock which are surrendered to Company as payment for Shares issued upon the exercise of an Option shall be valued at their Fair Market Value on the date of exercise of the Option.

9.               Exercise of Option.

(a)                        Procedure for Exercise; Rights as a Shareholder.  Any Option granted hereunder shall be exercisable at such times and under such conditions as determined by the Administrator and as permissible under the terms of the Plan, but in no case at a rate of less than 20 percent per year over five years from the date the Option is granted. The right to exercise an Option may be conditioned on specific performance criteria with respect to Company and/or the Optionee. An Option may not be exercised for a fraction of a Share.

An Option shall be deemed to be exercised when written notice of such exercise has been given to Company in accordance with terms of the Option by the person entitled to exercise the Option and full payment for the Shares with respect to which the Option is exercised has been received by Company Full payment may, as authorized by the Administrator, consist of any consideration and method of payment allowable under Section 8(b) hereof. Until the issuance (as evidenced by the appropriate entry on the books of Company or of a duly authorized transfer agent of Company) of the stock certificate evidencing such Shares, no right to vote, receive dividends or any other rights as a shareholder shall exist with respect to the Shares, notwithstanding the exercise of the Option. Company shall issue (or cause to be issued) such stock certificate promptly upon exercise of the Option. No adjustment shall be made for a dividend or other right for which the record date is prior to the date the stock certificate is issued, except as provided in Section 11 hereof.

Exercise of an Option in any manner shall result in a decrease in the number of Shares which thereafter may be available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(b)                       Termination of Directorship, Employment or Consulting Relationship.  Except as otherwise provided in subsections (c) and (d) below, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant (but not in the event of an Optionee’s change of status from Employee to Director or Consultant (in which case an Employee’s Incentive Stock Option shall automatically convert to a Nonstatutory Stock Option three months and one day following such change of status) or from Director or Consultant to Employee), such Optionee may, but only within 30 days after the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), exercise his or her Option to the extent that the Optionee was entitled to exercise it at the date of such termination; provided, however, that the Administrator may extend the period during which a Nonstatutory Stock Option may be exercised following such termination on a case-by-case basis, as the Administrator deems appropriate in the Administrator’s discretion. To the extent that the Optionee was not entitled to exercise the Option at the date of such termination, or if the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate.

(c)                        Disability of Optionee.  In the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her disability, the Optionee may, but only within 12 months from the date of such termination (and in no event later than the expiration date of the termination of such Option as set forth in the Option Agreement), exercise the Option to the extent otherwise entitled to exercise it at the date of such termination. However, in the event of termination of an Optionee’s Continuous Status as a Director, Employee or Consultant as a result of his or her “permanent disability” as such term is defined in Section 22(e)(3) of the Code, the Optionee shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. If such disability is not a “permanent disability,” in the case of an Incentive Stock Option such Incentive Stock Option shall automatically cease to be treated as an Incentive Stock Option and shall be treated for tax purposes as a Nonstatutory Stock Option three months and one day following such termination. If the Optionee does not exercise such Option to the extent so entitled within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(d)                       Death of Optionee.  In the event of the death of an Optionee, the Optionee’s estate or any person who acquired the right to exercise the Option by bequest or inheritance shall be entitled, but only within 12 months from the date of such termination (and in no event later than the expiration date of the term of such Option as set forth in the Option Agreement), to exercise all Options such Director, Employee or Consultant would have been entitled to exercise had such Director, Employee or Consultant remained employed for one year from the date of such termination. All remaining Shares covered by the unexercisable portion of the Option shall immediately revert to the Plan. If, after the Optionee’s death, the Optionee’s estate or a person who acquires the right to exercise the Option by bequest or inheritance does not exercise the Option within the time specified herein, the Option shall terminate, and the Shares covered by such Option shall revert to the Plan.

(e)                        Rule 16b-3.  Options granted to a person subject to Section 16(b) of the Exchange Act must comply with Rule 16b-3 and shall contain such additional conditions or restrictions as may be required thereunder to qualify for the maximum exemption from Section 16 of the Exchange Act with respect to Plan transactions.

10.         Non-Transferability of Options.  Options may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by the optionee to any member of the Optionee’s immediate family, to a partnership the members of which (other than the Optionee) are all members of the Optionee’s immediate family, or to a family trust the beneficiaries of which (other than the Optionee) are all members of the Optionee’s immediate family.

11.         Adjustments Upon Changes in Capitalization or Merger.

(a)                        Changes in Capitalization.  Subject to any required action by the shareholders of Company, the number of shares of Common Stock covered by each outstanding Option, and the number of shares of Common Stock that have been authorized for issuance under the Plan but as to which no Options have yet been granted or that have been returned to the Plan upon cancellation or expiration of an Option, as well as the price for each share of Common Stock covered by each such outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares resulting from a stock split, reverse stock split, stock dividend, combination or reclassification of the Common Stock, or any other increase or decrease as determined by the Administrator. Such adjustment shall be made by the Administrator, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided herein, no issuance by Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of shares of Common Stock subject to an Option.

(b)                       Terminating Events.  A Terminating Event shall be defined as any one of the following events: (i) a dissolution or liquidation of Company; (ii) a reorganization, merger or consolidation of Company with one or more corporations, as the result of which (A) Company is not the surviving corporation or (B) Company becomes a subsidiary of another corporation (which shall be deemed to have occurred if another corporation shall own directly or indirectly, over 50 percent of the aggregate voting power of all outstanding equity securities of Company); (iii) a sale of substantially all the assets of Company to another corporation; or (iv) a sale of the equity securities of Company representing more than 50 percent of the aggregate voting power of all outstanding equity securities of Company to any person or entity, or any group of persons and/or entities acting in concert. Upon a Terminating Event (i) Company shall deliver to each optionee, no less than thirty days prior to the Terminating Event, written notification of the Terminating Event and the optionee’s right to exercise all options granted pursuant to this Plan, whether or not vested under this Plan or applicable stock option agreement, and (ii) all outstanding options granted pursuant to this Plan shall completely vest and become immediately exercisable as to all shares granted pursuant to the option immediately prior to such Terminating Event. This right of exercise shall be conditional upon execution of a final plan of dissolution or liquidation or a definitive agreement of consolidation or merger. Upon the occurrence of the Terminating Event all then outstanding options and the Plan shall terminate; provided, however, that any outstanding options not exercised as of the occurrence of the Terminating Event shall not terminate if there is a successor corporation which assumes the outstanding options or substitutes for such options, new options covering the stock of the successor corporation with appropriate adjustments as to the number and kind of shares and prices.

(c)                        Compliance with Incentive Stock Option Provisions.  Notwithstanding anything to the contrary herein, each adjustment made to an Incentive Stock Option pursuant to this Section 11 shall comply with the rules of Section 424(a) of the Code, and no adjustment shall be made that would cause any Incentive Stock Option to become a Nonstatutory Stock Option.

12.         Timing of Granting Options.  The date of grant of an Option shall, for all purposes, be the date on which the Administrator makes the determination granting such Option, or such other date as is determined by the Administrator. Notice of the determination shall be given to each Director, Employee or Consultant to whom an Option is so granted within a reasonable time after the date of such grant.

13.         Amendment and Termination of The Plan.

(a)                       Amendment and Termination.  The Board may at any time amend, alter, suspend or discontinue the Plan, but no amendment, alteration, suspension or discontinuation shall be made which would impair the rights of any Optionee under any grant theretofore made, without his or her consent. In addition, to the extent necessary and desirable to comply with Rule 16b-3 under the Exchange Act or with Section 422 of the Code (or any other applicable law or regulation, including the requirements of the NASD or an established stock exchange), Company shall obtain shareholder approval of any Plan amendment in such a manner and to such a degree as required.

Effect of Amendment or Termination.                   Any amendment or termination of the Plan shall not affect Options already granted, and such Options shall remain in full force and effect as if this Plan had not been amended or terminated, unless mutually agreed otherwise between the Optionee and the Administrator, which agreement must be in writing and signed by the Optionee and Company.

14.         Conditions Upon Issuance of Shares.  Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the laws of the United States, including the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Common Stock may then be listed, and shall be further subject to the approval of counsel for Company with respect to such compliance. As a condition to the exercise of an Option, Company may require the person exercising such Option to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for Company, such a representation is required by any of the aforementioned relevant provisions of law.

15.         Reservation of Shares.  During the term of this Plan, Company shall at all times reserve and keep available such number of Shares as shall be sufficient to satisfy the requirements of the Plan. The inability of Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

16.         Agreements.  Options shall be evidenced by written agreements in such form as the Administrator shall approve from time to time.

17.         Shareholder Approval.  Continuance of the Plan shall be subject to approval by the Shareholders of the Company within 12 months, or after the Plan is adopted. Such shareholder approval shall be obtained in the degree and manner required under applicable state and federal law and the rules of any stock exchange (including NASDAQ) upon which the Common Stock is listed.

MOSSIMO, INC.

2005 STOCK OPTION PLAN

STOCK OPTION AGREEMENT

Capitalized terms used without definition in this Stock Option Agreement (the “Option Agreement”) shall have the meanings given such terms in the Mossimo, Inc. 2005 Stock Option Plan (the “Plan”).

I.

NOTICE OF STOCK OPTION GRANT

1.               Option.  You have been granted an option to purchase shares of common stock (the “Shares”) of Mossimo, Inc., a Delaware corporation (the “Company”), subject to the terms and conditions of the Plan and this Option Agreement, as follows:

Date of Grant:

Exercise Price per Share:

Total Number of Shares Granted:

Total Exercise Price:

Type of Option:

Expiration Date:	10 Years From Date of Grant

2.               Vesting and Expiration

3.               Termination.  So long as the Optionee maintains Continuous Status as a Director, Employee or Consultant, this Option may be exercised, in whole or in part, with respect to any vested Shares, anytime prior to the Expiration Date. If the Optionee’s Continuous Status as a Director, Employee or Consultant terminates for any reason, the Optionee shall have that amount of time set forth in Section 9 of the Plan to exercise any vested Shares, after which time this Option shall expire.

II.

AGREEMENT

1.               Grant of Option.  The Company hereby grants to the Optionee (the “Optionee”) named in the Notice of Stock Option Grant set forth above (the “Notice of Grant”) an option (the “Option”) to purchase the total number of Shares set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the “Exercise Price”), subject to the terms, definitions and provisions of the Plan, which is incorporated herein by reference.

2.               Exercise of Option.

(a)                        Right to Exercise. This Option shall be exercisable prior to its expiration date only, in accordance with the Vesting Schedule set out in the Notice of Grant and with the applicable provisions of the Plan and this Option Agreement.

(b)                       Method of Exercise. This Option shall be exercisable by written notice which shall state the election to exercise the Option, the number of Shares with respect to which the Option is being exercised, and such other representations and agreements as to the Optionee’s investment intent with respect to the Shares as may be required by the Company pursuant to the provisions of the Plan. Such notice is attached hereto as Exhibit A. The written notice shall be signed by the Optionee and shall be delivered in person or by certified mail to the Secretary of the Company. The written notice shall be accompanied by payment of the Exercise Price. This Option shall be deemed to be exercised upon receipt by the Company of such written notice accompanied by the Exercise Price.

(c)                        Compliance with Law. No Shares will be issued pursuant to the exercise of any Option unless such issuance and such exercise shall comply with all relevant provisions of law and the requirements of any stock exchange upon which the Shares may then be listed. Assuming such compliance, for income tax purposes the Shares shall be considered transferred to the Optionee on the date on which the Option is exercised with respect to such shares.

3.               Method of Payment.  Subject to Section 8, payment of the Exercise Price shall be paid by (a) cash, (b) check or (c) any combination of those methods of payment. In addition, if there is a public market for the Shares, the Optionee may elect to pay the Exercise Price through a special sale and remittance procedure under which the Optionee provides irrevocable written instructions to a designated brokerage firm to effect the immediate sale of a portion of the purchased Shares and remit to the Company, out of the sale proceeds available on the settlement date, an amount sufficient to cover the aggregate option price payable for the purchased Shares plus all applicable Federal and State income and employment taxes required to be withheld by the Company by reason of such purchase and/or sale. The Optionee must also provide such irrevocable written instructions to the Company to deliver the certificates for the purchased Shares directly to such brokerage firm to effect the sale transaction. Notwithstanding the above, the Company shall not be required to permit the Optionee to utilize the sale and remittance procedure described above if the Company’s legal counsel advises the Company that the procedure may violate any applicable law, regulation or regulatory guidance.

4.               Optionee’s Representations.  In the event the Shares purchasable pursuant to the exercise of this Option have not been registered under the Securities Act of 1933, as amended, at the time this Option is exercised, Optionee shall, if required by the Company, concurrently with the exercise of all or any portion of this Option, deliver to the Company an investment representation statement in a form reasonably required by the Company.

5.               Non-Transferability of Option; Assignment by Company.  This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by Optionee; provided, however, that any Nonstatutory Stock Option may be transferred by Optionee to any member of Optionee’s immediate family, to a partnership the members of which (other than Optionee) are all members of Optionee’s immediate family, or to a family trust the beneficiaries of which (other than Optionee) are all members of Optionee’s immediate family. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of Optionee. The Company may assign any of its rights under this Option Agreement to single or multiple assignees, and this Option Agreement shall inure to the benefit of the successors and assigns of the Company.

6.               Restrictions on Transfer.  All certificates representing Shares purchased under this Option Agreement may be imprinted with an appropriate legend with respect to any applicable restriction on transfer. The Company may issue appropriate stop-transfer instructions to its transfer agent to ensure compliance with these transfer restrictions. If the Company transfers its own securities, it may make appropriate notations to the same effect in its own records. The Company shall not be required to transfer on its books any Shares that have been sold or transferred in violation of any of the provisions of the Plan or this Option Agreement, or to treat as the owner of such Shares or to accord the right to vote or pay dividends to any purchaser or transferee to whom such Shares has been sold or transferred.

7.               Market Stand-Off Agreement.  Optionee hereby agrees that if so requested by the Company or any representative of the underwriters in connection with the first registration statement of the Company to become effective under the Securities Act which includes securities to be sold on behalf of the Company to the public in an underwritten public offering, Optionee shall not sell or otherwise transfer the Shares or any other securities of the Company during the 180-day period following the effective date of such registration statement. The Company may impose stop-transfer instructions with respect to securities subject to the foregoing restrictions until the end of such 180-day period. Optionee agrees that the Company may assign his or her obligation hereunder to any underwriter of the Company’s initial public offering.

8.               Acknowledgments of Optionee.

(a)                        NO RIGHT OF EMPLOYMENT. OPTIONEE ACKNOWLEDGES AND AGREES THAT THE VESTING OF SHARES PURSUANT TO THE OPTION IS EARNED ONLY BY CONTINUING CONSULTANCY OR EMPLOYMENT AT THE WILL OF THE COMPANY (NOT THROUGH THE ACT OF BEING HIRED, BEING GRANTED THIS OPTION OR ACQUIRING SHARES HEREUNDER). OPTIONEE FURTHER ACKNOWLEDGES AND AGREES THAT NOTHING IN THIS AGREEMENT, NOR IN THE MOSSIMO, INC. 2005 STOCK OPTION PLAN THAT IS INCORPORATED HEREIN BY REFERENCE, SHALL CONFER UPON OPTIONEE ANY RIGHT WITH RESPECT TO CONTINUATION OF EMPLOYMENT OR CONSULTANCY BY THE COMPANY, NOR SHALL IT INTERFERE IN ANY WAY WITH OPTIONEE’S RIGHT OR THE COMPANY’S RIGHT TO TERMINATE OPTIONEE’S EMPLOYMENT OR CONSULTANCY AT ANY TIME, WITH OR WITHOUT CAUSE.

(b)                       Receipt of Plan. Optionee acknowledges receipt of a copy of the Plan and represents that he or she is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee has reviewed the Plan and this Option in their entirety, has had an opportunity to obtain the advice of counsel prior to executing this Option and fully understands all provisions of the Option. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Administrator upon any questions arising under the Plan or this Option. Optionee further agrees to notify the Company upon any change in the residence address indicated above.

9.               Notice.  Any notice required or permitted under this Option Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or upon deposit in the United States mail by certified mail, with postage and fees prepaid, addressed to the party at its address as shown below, or to such other address as such party may designate in writing from time to time to the other party.

10.         Entire Agreement; Governing Law.  The Plan is incorporated herein by reference. The Plan and this Option Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and the Optionee with respect to the subject matter hereof, and may not be modified adversely to the Optionee’s interest except by means of a writing signed by the Company and Optionee. In case of conflict between the provisions in the Plan and this Option Agreement, the provisions in the Plan shall prevail. This Option Agreement is governed by Delaware law except for that body of law pertaining to conflict of laws.

Date:	MOSSIMO INC.

By: